Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes
Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Institutional, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Treasury Money Fund Institutional (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                  /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Deutsche Treasury Money Fund
                                                 Institutional, a series of
                                                 Scudder Institutional Funds



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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes
Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Institutional, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Treasury Money Fund Institutional (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                     /s/Charles A. Rizzo
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Deutsche Treasury Money Fund
                                                    Institutional, a series of
                                                    Scudder Institutional Funds